UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________
FORM 8-K
__________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 31, 2017 (May 30, 2017)
__________

FRED'S, INC.
 (Exact Name of Registrant as Specified in Charter)
__________

Commission File Number 001-14565
Tennessee		62-0634010
(State or other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

4300 New Getwell Road, Memphis, Tennessee 38118
(Address of principal executive offices)

(901) 365-8880
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On May 30, 2017, Fred's, Inc. (the "Company") entered into Amendment No. 1 (the "Amendment") to the Rights Agreement, dated as of December 26, 2016, between Fred's, Inc. and American Stock & Transfer Trust Company, LLC, as rights agent.
The Amendment accelerates the expiration of the Company's preferred share purchase rights (the "Rights") from 5:00 P.M., New York City time on June 26, 2019 to 5:00 P.M., New York City time on May 30, 2017, and has the effect of terminating the Rights Agreement on that date. At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company's common stock pursuant to the Rights Agreement will expire.
The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
The information set forth under Item 1.01 is incorporated herein by reference.
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
The information set forth under Item 1.01 is incorporated herein by reference.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
In connection with the adoption of the Rights Agreement, on December 27, 2016, the Company filed an Articles of Amendment to its Charter with the Secretary of State of the State of Tennessee setting forth the rights, powers and preferences of the Series B Junior Participating Preferred Stock issuable upon exercise of the Rights (the "Series B Preferred Shares").
Promptly following the expiration of the Rights and the termination of the Rights Agreement, the Company will file an Articles of Amendment (the "Elimination Articles of Amendment") with the Secretary of State of the State of Tennessee eliminating the Series A Junior Participating Preferred Stock and the Series B Preferred Shares and returning them to authorized but undesignated shares of the Company's preferred stock.
The foregoing is a summary of the terms of the Elimination Articles of Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Elimination Articles of Amendment, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to the Charter of Fred's, Inc., dated May 30, 2017

4.1	Amendment No. 1 to the Rights Agreement, dated as of May 30, 2017, between Fred's, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED'S, INC.

Date: May 31, 2017	By:	/s/ Rick J. Hans
Name: Rick J. Hans
Title: Executive Vice President, Chief Financial
Officer and Secretary

EXHIBIT INDEX

3.1	Articles of Amendment to the Charter of Fred's, Inc., dated May 30, 2017

4.1	Amendment No. 1 to the Rights Agreement, dated as of May 30, 2017, between Fred's, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent